Restricted Cash and Investments	12 Months Ended
Dec. 31, 2013
Restricted Cash and Investments
8.	Restricted Cash and Investments

There were no restricted cash or investments as of December 31, 2013 ($275.2 million at December 31, 2012). As of December 31, 2012, restricted cash and investments consisted of net proceeds from $600.0 million 30-year variable rate Gulf Opportunity Zone bonds issued in November 2010. The restricted cash and investments were held in a trust account and were used to partially fund the capital costs associated with the construction of Nucor’s direct reduced ironmaking facility in St. James Parish, Louisiana. Funds were disbursed as qualified expenditures for the construction of the facility were made ($275.3 million in 2013 and $311.8 million in 2012). Included in the December 31, 2012 restricted cash and investments balance was $149.8 million of restricted investments. The investments held at December 31, 2012 were in Federal Home Loan Bank (FHLB) obligations, which carried high credit ratings from both Moody’s and Standard & Poor’s. The interest rates on the FHLBs were fixed at inception and interest earned on the investments was subject to the same usage requirements as the bond proceeds. Since the restricted cash, investments and interest on investments must be used for the construction of the facility, the entire balance was classified as a non-current asset.